Back to Contents

Exhibit 32.0

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lawrence Feldman, Chief Executive Officer of Feldman Mall Properties, Inc. (the “Company”), hereby certify as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of the Company on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/S/ Lawrence Feldman

	Name:	Lawrence Feldman
Dated: April 5, 2006	Title:	Chairman and Chief Executive Officer

I, Thomas Wirth, the Chief Financial Officer of the Company, hereby certify as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of the Company on Form 10-K for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-K fairly presents in all material respects the financial condition and results of operations of the Company.

	By:	/S/ Thomas Wirth

	Name:	Thomas Wirth
Dated: April 5, 2006	Title:	Chief Financial Officer